                            ASIA DESIGN CORPORATION, LTD.




                                SHAREHOLDERS AGREEMENT


                                  Dated May 12, 1998

                                      CONTENTS


ARTICLE I.     DEFINITIONS AND INTERPRETATIONS . . . . . . . . . . . . .    1

       1.1     Definitions . . . . . . . . . . . . . . . . . . . . . . .    1

       1.2     Interpretation  . . . . . . . . . . . . . . . . . . . . .    2

ARTICLE II.    THE COMPANY . . . . . . . . . . . . . . . . . . . . . . .    3

       2.1     Purchase of Shares; Change of Name  . . . . . . . . . . .    3

               2.1.1     Purchase of Shares by SDA . . . . . . . . . . .    3

               2.1.2     Change of Name  . . . . . . . . . . . . . . . .    3

       2.3     Purpose . . . . . . . . . . . . . . . . . . . . . . . . .    3

               2.3.1     EDA Software Activities . . . . . . . . . . . .    3

               2.3.2     Design Center . . . . . . . . . . . . . . . . .    4

               2.3.3     Offer Sales . . . . . . . . . . . . . . . . . .    4

       2.4     Charter Documents . . . . . . . . . . . . . . . . . . . .    4

       2.5     Capital Structure . . . . . . . . . . . . . . . . . . . .    4

       2.6     Loans to Company  . . . . . . . . . . . . . . . . . . . .    4

               2.6.1     Initial Loan From SDA . . . . . . . . . . . . .    4

               2.6.2     Additional Loans From SDA . . . . . . . . . . .    5

               2.6.3     Guarantee of SDA Shareholder Loans  . . . . . .    5

               2.6.4     No Obligation for Additional Loans  . . . . . .    5

       2.7     Purchase of Assets from Anam  . . . . . . . . . . . . . .    5

       2.8     Site License from Summit  . . . . . . . . . . . . . . . .    6




ARTICLE III.   MANAGEMENT  . . . . . . . . . . . . . . . . . . . . . . .    6

       3.1     Board of Directors  . . . . . . . . . . . . . . . . . . .    6

       3.2     Meetings of the Board . . . . . . . . . . . . . . . . . .    6

       3.3     Board Action  . . . . . . . . . . . . . . . . . . . . . .    6

       3.4     Matters Requiring Board Action  . . . . . . . . . . . . .    7

       3.5     Officers  . . . . . . . . . . . . . . . . . . . . . . . .    8

       3.6     Shareholder Approval or Action  . . . . . . . . . . . . .    8

ARTICLE IV.    ACCOUNTING; BUDGETS, RECORDS AND REPORTS  . . . . . . . .    8

       4.1     Fiscal Year . . . . . . . . . . . . . . . . . . . . . . .    8

       4.2     Auditors  . . . . . . . . . . . . . . . . . . . . . . . .    8

       4.3     Accounting Principles . . . . . . . . . . . . . . . . . .    9

       4.4     Access to Records . . . . . . . . . . . . . . . . . . . .    9

       4.5     Reports . . . . . . . . . . . . . . . . . . . . . . . . .    9

ARTICLE V.     RESTRICTIONS ON TRANSFERS OF SHARES . . . . . . . . . . .    9

       5.1     Restriction on Transferability  . . . . . . . . . . . . .    9

       5.2     Right of Summit to Exchange Shares With Anam  . . . . . .   10

ARTICLE VI.    TERMINATION; ASSUMPTION OF DEBT UPON A SUMMIT
               TERMINATION EVENT . . . . . . . . . . . . . . . . . . . .   10

       6.1     Term  . . . . . . . . . . . . . . . . . . . . . . . . . .   10

       6.2     Assumption of Debt Upon Summit Termination Event  . . . .   11

ARTICLE VII.   CONFIDENTIALITY . . . . . . . . . . . . . . . . . . . . .   11

ARTICLE VIII.  REPRESENTATIONS AND WARRANTIES  . . . . . . . . . . . . .   11

       8.1     Anam  . . . . . . . . . . . . . . . . . . . . . . . . . .   11

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       8.2     Summit  . . . . . . . . . . . . . . . . . . . . . . . . .   11

       8.3     SDA . . . . . . . . . . . . . . . . . . . . . . . . . . .   12

ARTICLE IX.    MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . .   12

       9.1     Expense . . . . . . . . . . . . . . . . . . . . . . . . .   12

       9.2     Notices . . . . . . . . . . . . . . . . . . . . . . . . .   12

       9.3     Governing Law . . . . . . . . . . . . . . . . . . . . . .   13

       9.4     Venue . . . . . . . . . . . . . . . . . . . . . . . . . .   13

       9.5     Entire Agreement  . . . . . . . . . . . . . . . . . . . .   13

       9.6     Amendment . . . . . . . . . . . . . . . . . . . . . . . .   14

       9.7     No Waiver . . . . . . . . . . . . . . . . . . . . . . . .   14

       9.8     Successors and Permitted Assigns  . . . . . . . . . . . .   14

       9.9     Counterparts  . . . . . . . . . . . . . . . . . . . . . .   14

       9.10    Severability  . . . . . . . . . . . . . . . . . . . . . .   14

       9.11    Further Assurances  . . . . . . . . . . . . . . . . . . .   14

       9.12    Limitation on Rights of Others  . . . . . . . . . . . . .   15

       9.13    Disclaimer of Agency  . . . . . . . . . . . . . . . . . .   15

       9.14    Other Shareholders  . . . . . . . . . . . . . . . . . . .   15


Exhibits

Exhibit A   [Intentionally Omitted]

Exhibit B   Distributor Agreement
Exhibit C   Summit License Agreement
Exhibit D   Articles of Incorporation
Exhibit E   Loan Agreement
Exhibit F   Guarantee
Exhibit G   Security Agreement

                                      AGREEMENT

       THIS AGREEMENT dated as of May 12, 1998 is made and entered into by and among Anam S&T Co., LTD., a Korean corporation ("ANAM"), Summit Design, Inc., a Delaware corporation. ("SUMMIT") and Summit Design Asia, Ltd., a Hong Kong corporation ("SDA") (individually, a "SHAREHOLDER" and collectively, the "SHAREHOLDERS"), and Asia Design Corporation, Ltd., a Korean corporation (the "COMPANY").

                                      RECITALS

       A. Concurrent herewith, SDA is purchasing 15,400 shares of stock of the Company from Shareholder other than Anam and Summit.

       B. After giving effect to such purchase, Anam owns 21,560 shares, Summit owns 23,100 shares, SDA owns 15,400 shares, and other shareholders own 16,940 shares of the issued and outstanding stock of the Company.

       C. The Shareholders desire to continue the Company as a joint venture upon the terms and conditions set forth herein.

       NOW THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties agree as follows:


                                      ARTICLE I.
                           DEFINITIONS AND INTERPRETATIONS

1.1    DEFINITIONS

       Capitalized terms used in this Agreement shall have the following meanings:

       "AGREEMENT" shall mean this agreement, as it may hereafter be amended and supplemented.

       "ANAM" is defined in the introductory paragraph of this Agreement.

       "ASIC" is defined in Section 2.3.2.

       "ASSP" is defined in Section 2.3.2.

       "BOARD" is defined in Section 3.1.

       "COMPANY" is defined in the introductory paragraph of this Agreement.

       "DESIGN CENTER" is defined in Section 2.3.2.

       "DIRECTOR" is defined in Section 3.1.

       "DISTRIBUTOR AGREEMENT" means the International Distributor Agreement (SDA and ADC) dated as of the date hereof between the Company and SDA in the form of Exhibit B hereto.

       "EDA" means Electronic Design Automation.

       "GUARANTEE" is defined in Section 2.6.3.

       "INITIAL LOAN" is defined in Section 2.6.1.

       "SDA" is defined in the introductory paragraph of this Agreement.

       "SDA SHAREHOLDERS AGREEMENT" means the Shareholders Agreement among Summit, Anam, and SDA dated as of the date hereof.

       "SECURITY AGREEMENT" is defined in Section 2.6.3.

       "SHARES" is defined in Section 2.1.1.

       "SUMMIT" is defined in the introductory paragraph of this Agreement.

       "SUMMIT LICENSE AGREEMENT" means the Site License Agreement dated as of the date hereof between the Company and Summit in the form of Exhibit C hereto.

       "TRANSFER" is defined in Section 5.1(a).

1.2    INTERPRETATION

       (a) Reference to a given Section, Recital, Schedule or Exhibit is a reference to a Section, Recital, Schedule or Exhibit of this Agreement, unless otherwise specified. The terms "hereof," "herein," "hereto," "hereunder" and "herewith" refer to this Agreement as a whole.

       (b) Except where otherwise expressly provided or unless the context otherwise necessarily requires: (i) references to a given law or rule are references to that law or rule as amended or modified as of the date on which the reference is made, (ii) reference to a given agreement or instrument is a reference to that agreement or instrument as originally executed, and as modified, amended, supplemented and restated through the date as of which reference is made to that agreement or instrument, and (iii) accounting terms have the meanings given to them by United States generally accepted accounting principles, applied on a consistent basis by the accounting entity to which they refer.

       (c) The singular includes the plural and the masculine includes the feminine and neuter, and vice versa. "INCLUDES" or "INCLUDING" means "INCLUDING, WITHOUT LIMITATION."

       (d) The Article and Section headings are for convenience only and neither limit nor amplify any of the provisions of this Agreement.

                                     ARTICLE II.
                                     THE COMPANY

2.1    PURCHASE OF SHARES; CHANGE OF NAME

       2.1.1   PURCHASE OF SHARES BY SDA

       Concurrent herewith, SDA shall purchase from shareholder other than Anam and Summit 15,400 shares of the stock of the Company owned by such shareholders (the "SHARES") for a purchase price of Sixty Thousand United States Dollars (US$60,000). Such selling shareholders shall deliver certificates or assignments separate from certificates and any additional documents necessary to transfer title and ownership of the Shares to SDA, free and clear of all liens, encumbrances or restrictions. SDA shall deliver the purchase price for the Shares by wire transfer or other payment method acceptable to such selling shareholders.

       2.1.2   CHANGE OF NAME

       The Company has taken all such actions as are necessary to legally effect the change of its name from Summit Design Asia, Ltd. to Asia Design Corporation, Ltd.

2.3    PURPOSE

       The purpose of the Company is to engage in the following businesses:


       2.3.1   EDA SOFTWARE ACTIVITIES

       The Company shall be a distributor, servicing agent or sales representative with respect to Summit EDA software products pursuant to the Distributor Agreement, and may act in similar capacities with respect to other software products that are not, in Summit's sole discretion, competitive with Summit EDA software products pursuant to distribution agreements approved by the Board in accordance with this Agreement.

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       2.3.2   DESIGN CENTER

       The Company shall operate a design center in Seoul, Korea (the "DESIGN CENTER") to provide application specific standard parts ("ASSP") development, service, and sales, and application specific integrated circuit ("ASIC") development, service, and sales to customers, and non-recurring engineering services of various kinds. All such services shall be performed using Summit software tool sets pursuant to the Summit License Agreement. The Design Center shall include the ASSP and ASIC products transferred by Anam to the Company.

       2.3.3   OFFER SALES

The Company shall act as a commissioned sales representative in Korea on behalf of manufacturers of semiconductor devises. The Company shall not engage in any other business or activity without the written approval of all Shareholders.

2.4    CHARTER DOCUMENTS

       The Articles of Incorporation of the Company are attached hereto as Exhibit D. The Articles of Incorporation shall be amended to the extent necessary to conform to the provisions of this Agreement. Any other amendment to the Articles of Incorporation of the Company shall require the approval of the Shareholders. In the event of a conflict or inconsistency between this Agreement and the Articles of Incorporation, this Agreement shall control.

2.5    CAPITAL STRUCTURE

       In accordance with its Articles of Incorporation, the Company shall be permitted to have authorized, issued and outstanding only registered common shares with a par value of Five Thousand Won (W5,000) of a single class with equal rights, privileges and obligations. After giving effect to the transaction contemplated in Section 2.1.1, a total of 77,000 of such common shares are issued and outstanding and are held by the parties in the amounts specified in Recital B to this Agreement. The Company shall not authorize or issue additional shares without the approval of the Shareholders.

2.6    LOANS TO COMPANY

       2.6.1   INITIAL LOAN FROM SDA

       On a date to be mutually agreed upon by Anam and Summit, SDA shall make a loan in the amount of Five Hundred Thousand United States Dollars (US$500,000) to the Company in accordance with a loan agreement the form of Exhibit E hereto (the "INITIAL LOAN"). The Initial Loan shall bear interest at a rate of five percent (5%), compounded and payable semiannually, with the principal balance due three years after the date hereof.

       2.6.2   ADDITIONAL LOANS FROM SDA

       The Company may make additional requests to SDA for loans in any calendar quarter. Such request shall be submitted with a current balance sheet, income statement and cash flow statement. Additionally, such request shall include a projected cash flow requirement for the succeeding three month period. If approved by the Board of Directors of SDA, SDA shall cause such funds to be transferred to the Company within ten business day after such approval and upon delivery by the Company of a loan agreement in the form of Exhibit E hereto. Any such additional loan shall bear interest at a rate of five percent (5%), compounded and payable semiannually, with the principal balance due three years after the date made.

       2.6.3   GUARANTEE OF SDA SHAREHOLDER LOANS

       In consideration of the agreement of SDA to make the Initial Loan and to consider making additional loans to the Company, the Company shall guarantee loans by Summit and Anam to SDA in the amount of Seven Hundred Fifty Thousand United States Dollars (US$750,000) each. Such guarantee shall be in the form of Exhibit F hereto (the "GUARANTEE"), and shall be secured by a first priority security interest in the property set forth on Schedule 2.6.3 hereto pursuant to a security agreement in the form of Exhibit G hereto (the "SECURITY AGREEMENT").

       2.6.4   NO OBLIGATION FOR ADDITIONAL LOANS

       Except as provided in Sections 2.6.1 and 2.6.2, no Shareholder shall make any loan to the Company except as approved by the Board.

2.7    PURCHASE OF ASSETS FROM ANAM

       On a date to be mutually agreed upon by Anam and Summit, the Company shall purchase from Anam, and Anam shall transfer to the Company free and clear of all encumbrances, certain assets of Anam's existing design center business as have been set forth in correspondence previously provided to the Company and Summit. Such assets shall be transferred to the Company by such instruments as are appropriate to convey all right, title and interest in such assets to the Company. The purchase price for such assets shall be Four Hundred Thousand United States Dollars

(US$400,000), which shall be paid in immediately available funds to an account specified by Anam.

2.8    SITE LICENSE FROM SUMMIT

       On a date to be mutually agreed upon by Anam and Summit, the Company shall purchase from Summit a site license for certain of Summit's EDA software products, subject to the Summit License Agreement. The Company shall pay to Summit in immediately available funds to such account as shall be specified by Summit the sum of Four Hundred Thousand United States Dollars (US$400,000) in consideration for such license.

                                     ARTICLE III.

                                      MANAGEMENT

3.1    BOARD OF DIRECTORS

       The Board of Directors of the Company (the "BOARD") shall be comprised of five persons (each, a "DIRECTOR"). The President of the Company shall be a Director, and each of Anam and Summit shall designate two (2) persons to serve as Directors. Each Shareholder shall agree to and take all acts (including the voting of shares) necessary to cause the election of Summit's and Anam's authorized designee(s) to the Board.

3.2    MEETINGS OF THE BOARD

       The Board shall meet at least once every other month beginning May, 1998 through March 1999, and then at least once each calendar quarter thereafter. Four Directors must be present to constitute a quorum at a meeting of the Board for the transaction of business. Directors may participate in meetings in person or by telephone. Meetings shall be held at such place and time as determined by the Board, PROVIDED, HOWEVER, for any period during which the Board cannot obtain an affirmative vote determining the location of Board meetings, then the Board meetings shall alternate between the Company's headquarters in Korea, and Summit's headquarters in the United States. Records of proceedings of the Board shall be prepared by a secretary appointed by the Board and shall be subject to the approval of the Board.

3.3    BOARD ACTION

       Except as otherwise provided herein, the Board shall act upon the affirmative vote of four Directors properly attending a duly convened meeting of the Board. The

Board also may take any action permitted to be taken at a meeting of the Board by written consent signed by four Directors.

3.4    MATTERS REQUIRING BOARD ACTION

       In addition to any requirements for Board action under applicable law, neither the Company, nor any employee or agent of the Company shall incur any costs or other obligations or make any decisions for or on behalf of the Company with respect to any of the following matters, unless specifically authorized by this Agreement, or approved by the Board:

       (a) approval of any matter set forth in this Agreement requiring the agreement or consent of the Shareholders;

       (b)     capital contributions or loans;

       (c)     borrowing or other financing by the Company;

       (d) declaration, payment and distribution of any dividends from the Company;

       (e) dissolution or liquidation of the Company or the merger, consolidation or sale of substantially all of the assets of the Company;

       (f) hiring of any executive for the Company or the remuneration to any employee or agent of the Company in excess of an annual rate of US$40,000;

       (g)     sale or other disposition of any material asset of the Company;

       (h)     bringing or settlement of any lawsuits;

       (i) entering into any transaction by the Company with any Shareholder or affiliated company or person of any Shareholder, including any employee or agent thereof;

       (j)     any change in the name or location of the Company;

       (k) any transaction out of the ordinary and usual course of business of the Company, including, without limitation, the entering into of any contract or arrangement by the Company in excess of US$50,000 or for a period in excess of six (6) months;

       (l) entering into any agreement whereby the Company agrees to act as a distributor for any products;

       (m)     amendment to the Articles of Incorporation of the Company;

       (n)     approval of the annual business plan and budget for the Company;

       (o) authorization or issuance of any additional shares of the Company; and

       (p) election of officers of the Company and designation of their respective duties.

3.5    OFFICERS

       The Shareholders shall cause the Directors by resolution to elect the following persons to the designated offices of the Company to serve in accordance with the Articles of Incorporation of the Company:


       President              -    initially, K.H. Kwon

       Secretary              -    initially, the Company's controller (or Eric
                                   Kim until a controller is hired)

       Vice-President         -    initially, Joseph Masarich

Pursuant to this Section 3.5, each Shareholder shall agree to and take all acts (including voting by its designated Director(s)) necessary to cause the election of the Shareholders' designees as the officers set forth above.

3.6    SHAREHOLDER APPROVAL OR ACTION

       Any matter or item that requires the approval of the Shareholders pursuant to this Agreement or under applicable law (to the extent that applicable law allows such provision) shall be approved upon the affirmative vote or written consent of Shareholders owning seventy-five percent (75%) or more of the issued and outstanding shares of the Company.

                                     ARTICLE IV.
                       ACCOUNTING; BUDGETS, RECORDS AND REPORTS

4.1    FISCAL YEAR

       The fiscal year of the Company shall be the calendar year.

4.2    AUDITORS

       The auditors for the Company shall be appointed by the Board, and for the first fiscal year shall be Coopers & Lybrand L.L.P., who shall review, examine and audit the books and records of the Company.

4.3    ACCOUNTING PRINCIPLES

       The books of account of the Company shall be maintained in accordance with United States generally accepted accounting principles, consistently applied, and shall be in such form as may reasonably be required by any Shareholder.

4.4    ACCESS TO RECORDS

       Each Shareholder through its duly authorized representatives shall be entitled, at its own expense and at all reasonable times to examine and make copies of any and all records, reports and documents which are under the control of the Company or which belong or relate to the Company or any undertaking, activity or operation of the Company.

4.5    REPORTS

       (a) Each Shareholder, at the Company's expense, shall be entitled, as promptly as possible after their preparation, to copies of all reports prepared by the Company in connection with all undertakings, activities and operations of the Company.

       (b) Each Shareholder, at its own expense, may within reason require the President of the Company to furnish to it detailed statements to be compiled from the records and accounts of the Company, which relate to any undertaking, activity or operation of the Company.

       (c) Within fifteen (15) days after the end of each calendar quarter, the Company shall furnish to each Shareholder a balance sheet, income statement, and statement of cash flows, certified by the Company's controller to have been prepared, to the best of his or her knowledge, in the form and in accordance with the accounting principles required hereunder.

       (d) Within twenty (20) days after the close of each fiscal year of the Company, the Company shall furnish to each Shareholder audited financial statements of the Company prepared by the Company's auditors.

                                      ARTICLE V.
                         RESTRICTIONS ON TRANSFERS OF SHARES

5.1    RESTRICTION ON TRANSFERABILITY

       (a) All of the shares of the capital stock of the Company issued and outstanding at any time shall be subject to the restrictions on transferability contained in this Agreement, and each Shareholder hereby agrees that none of such capital stock of the Company, nor any right, title or interest therein now owned or hereafter acquired by either of them, shall be agreed to be or be sold, assigned, transferred, pledged, encumbered, hypothecated or in any other way disposed of, whether voluntary, involuntary, by operation of law or otherwise (a "TRANSFER"), and no Transfer whatsoever of any of the capital stock of the Company, or of any right, title or interest therein, whether voluntary, involuntary, by operation of law or otherwise, shall be valid or binding except as approved by the Shareholders, or as provided in Section 5.2. The Company shall be under no obligation to recognize as a shareholder of the Company any transferee of any of the Company's capital stock owned by a Shareholder, which was transferred to such transferee other than in compliance with the terms and restrictions of this Agreement and, unless so complied with, any transferee of such capital stock shall have no rights as a shareholder in the Company in respect of such capital stock.

       (b) Upon the execution of this Agreement, each certificate of shares of capital stock in the Company shall be endorsed by a legend as follows:


               "The shares of capital stock evidenced by this certificate are subject to the restrictions and options stated in, and are transferable only upon compliance with, the provisions of an Agreement dated as of May 12, 1998 among the Shareholders of the Company."

5.2    RIGHT OF SUMMIT TO EXCHANGE SHARES WITH ANAM

       Upon and after a Summit Termination Event as defined by and pursuant to the SDA Shareholders Agreement, Summit and SDA shall be entitled to transfer all of their shares of the Company to Anam in exchange for all of Anam's shares of SDA, and each Shareholder hereby consents to such transfer of Company shares.

                                     ARTICLE VI.
           TERMINATION; ASSUMPTION OF DEBT UPON A SUMMIT TERMINATION EVENT

6.1    TERM

       The term of the Company shall be perpetual. The Company may be terminated at any time by agreement of the Shareholders or as otherwise provided by law. In such event the Board shall do all acts necessary to promptly dissolve the Company and wind up its affairs.

6.2    ASSUMPTION OF DEBT UPON SUMMIT TERMINATION EVENT

       Upon and after a Summit Termination Event as defined by and pursuant to the SDA Shareholders Agreement, if Summit elects to exchange all of its shares of the Company and demands that the Company assume all then outstanding loan obligations of SDA to its shareholders other than Summit, then the Company, without additional compensation or consideration, shall assume all of such loans and obligations thereunder, and shall thereafter indemnify and hold SDA harmless from any liability therefor. The Company shall execute and deliver all documents requested by Summit or SDA to effect the foregoing.

                                     ARTICLE VII.
                                   CONFIDENTIALITY

       Each Shareholder and the Company shall keep strictly confidential and not disclose to any third party, except to its employees or agents on a must-know basis, the confidential business aspects of the Company, except as may be required in connection with filings with governmental agencies or courts or as otherwise required under applicable law. To the extent that information pertaining to the confidential aspects of business of the Company is revealed, each Shareholder and the Company shall use their respective best efforts to have the persons receiving such information maintain it in confidence.


                                    ARTICLE VIII.
                            REPRESENTATIONS AND WARRANTIES

8.1    ANAM

       Anam hereby represents and warrants to the Company and to the other Shareholders that Anam is a corporation duly formed, validly existing and in good standing under the laws of the Republic of Korea with full corporate power and authority to enter into and perform this Agreement in accordance with its terms.

8.2    SUMMIT

       Summit hereby represents and warrants to the Company and to the other Shareholders that Summit is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware with full corporate power and authority to enter into and perform this Agreement in accordance with its terms.

8.3    SDA

       SDA hereby represents and warrants to the Company and to the other Shareholders that SDA is a corporation duly formed, validly existing and in good standing under the laws of Hong Kong with full corporate power and authority to enter into and perform this Agreement in accordance with its terms.

                                     ARTICLE IX.
                                    MISCELLANEOUS
9.1    EXPENSE

       The costs incurred by each Shareholder, except legal and accounting costs, in respect of the preparation, negotiation or execution of this Agreement or any Exhibit hereto shall be borne by the Shareholder incurring such costs and shall not be deemed an expense of the Company. The Company shall reimburse each Shareholder for the legal and accounting costs incurred by such Shareholder in respect of the preparation, negotiation or execution of this Agreement and any Exhibit hereto.

9.2    NOTICES

       All notices, consents, instructions, and requests authorized or required to be given or made by or pursuant to this Agreement shall be given or made in writing and either personally served on an officer of the party to whom it is given or by certified/registered letter, postage prepaid or sent by facsimile transmission addressed as follows:


       If to Summit:          Summit Design, Inc.
                              9305 SW Gemini Drive
                              Beaverton, OR  97008
                              USA

                              Attention:  Larry Gerhard
                              Fax No.:  503-646-9320

       Copy to:               Perkins Coie
                              1211 SW Fifth Avenue
                              Suite 1500
                              Portland, OR  97008
                              USA
                              Attention:  Roy W. Tucker
                              Fax No.:  503-727-2222

       If to Anam:            Anam S&T
                              3rd Floor Anam Building
                              154-17 Samsung-Dong Kangnam-Ku
                              Seoul Korea  135090
                              Attention:  Stephen Kim
                              Fax No.:  822-553-2132


       If to the Company:     Asia Design Corporation
                              Suite 511, 5 Floor, KCAT Building
                              159-6 Samsung-Dong, Kangnam-Ku
                              Seoul, 135-728, Korea
                              Attention:  K. H. Kwon
                              Fax No:  82-2-551-8889


or at such address or facsimile number as a Shareholder may specify by notice to the other Shareholders. Notices, consents, instructions, and requests shall be deemed served or given, if mailed, on the tenth (10th) day after the date of mailing, and if sent by facsimile transmission, on the day after they are transmitted, and if delivered, on the date of such delivery.

9.3    GOVERNING LAW

       This Agreement shall be governed by and construed in accordance with the laws of the State of Oregon, without regard to the choice of law provisions of the State of Oregon or any other jurisdiction.

9.4    VENUE

       The parties hereby irrevocably submit in any suit, action or proceeding arising out of or related to this Agreement or any of the transactions contemplated hereby or thereby to the jurisdiction of the United States District Court for the District of Oregon located in Multnomah County and waive any and all objections to jurisdiction that they may have under the laws of the State of Oregon, the United States, or the Republic of Korea.

9.5    ENTIRE AGREEMENT

       This Agreement and the other agreements and documents referred to herein constitute the entire agreement between the Shareholders with respect to the Company and supersede all other prior representations, negotiations, writings, memoranda and agreements with respect thereto.

9.6    AMENDMENT

       No modification, variation or amendment to this Agreement shall be of any force unless such modification, variation or agreement is in writing and has been signed by all of the Shareholders.

9.7    NO WAIVER

       No waiver of any breach of this Agreement or any of the terms hereof shall be effective unless such waiver is in writing and signed by the party against whom such waiver is claimed. No waiver of any breach shall be deemed to be a waiver of any other or subsequent breach.

9.8    SUCCESSORS AND PERMITTED ASSIGNS

       Subject to the provisions hereof, this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

9.9    COUNTERPARTS

       This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

9.10   SEVERABILITY

       If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

9.11   FURTHER ASSURANCES

       Each Shareholder shall execute such assignments, endorsements, evidences of transfer and other instruments and documents and shall give further assurances as shall be necessary to perform its obligations hereunder and shall execute such estoppel and other documents as are reasonably requested by any other Shareholder regarding the status of the Company.

9.12   LIMITATION ON RIGHTS OF OTHERS

       This Agreement is entered into by the Company and the Shareholders for the exclusive benefit of the Company, the Shareholders, and their successors and permitted assigns. This Agreement is not intended for the benefit of any creditor of the Company or any other Person. No creditor or third party shall have any rights under this Agreement or under any other agreement between the Company and any Member with respect to any contribution to the Company or otherwise.

9.13   DISCLAIMER OF AGENCY

       This Agreement does not create any entity or relationship beyond the scope set forth herein, and except as otherwise expressly provided herein, this Agreement shall not constitute any Shareholder the legal representative or agent of the other, nor shall any Shareholder or any affiliate of a Shareholder have the right or authority to assume, create or incur any liability or obligation, express or implied, against, in the name of or on behalf of any other Shareholder or the Company.

9.14   OTHER SHAREHOLDERS

       The Company and Anam agree to cause any shareholder of the Company, other than the parties that have executed this Agreement, to execute an addendum to this Agreement in the form of Exhibit H hereto, acknowledging that each such shareholder is bound by the provisions of this Agreement as though such shareholder were an original signatory hereto.

       IN WITNESS WHEREOF the parties hereto have hereunto executed this Agreement as of the day and year first above written.

                                   ASIA DESIGN CORPORATION, LTD.,
                                     a Korean corporation


                                   By:  /s/ K.H. Kwon
                                       --------------------------------
                                   Name:     Ki Hong Kwon
                                   Title:    President


                                   SUMMIT DESIGN, INC.


                                   By:  /s/ C. Albert Koob
                                       -------------------------------
                                   Name:     C. Albert Koob
                                   Title:    Chief Financial Officer


                                   ANAM S&T CO., LTD


                                   By:  /s/ Stephen M. Kim
                                       -------------------------------
                                   Name:     Stephen M. Kim
                                   Title:    President


                                   SUMMIT DESIGN ASIA, LTD.,
                                     a Hong Kong corporation


                                   By:  /s/ K.W. Choi
                                       ------------------------------
                                   Name:     K.W. Choi
                                   Title:    Director

                                      EXHIBIT A

                                          TO

                            ASIA DESIGN CORPORATION, LTD.

                                SHAREHOLDERS AGREEMENT


                               [INTENTIONALLY OMITTED]

                                      EXHIBIT B

                                          TO

                            ASIA DESIGN CORPORATION, LTD.

                                SHAREHOLDERS AGREEMENT

                                      EXHIBIT C

                                          TO

                            ASIA DESIGN CORPORATION, LTD.

                                SHAREHOLDERS AGREEMENT

                                      EXHIBIT D

                                          TO

                            ASIA DESIGN CORPORATION, LTD.

                                SHAREHOLDERS AGREEMENT

                                      EXHIBIT E

                                          TO

                            ASIA DESIGN CORPORATION, LTD.

                                SHAREHOLDERS AGREEMENT

                                      EXHIBIT F

                                          TO

                            ASIA DESIGN CORPORATION, LTD.

                                SHAREHOLDERS AGREEMENT

                                      EXHIBIT G

                                          TO

                            ASIA DESIGN CORPORATION, LTD.

                                SHAREHOLDERS AGREEMENT